Derivative Instruments	6 Months Ended
Jun. 30, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments

8. Derivative Instruments

During the six months ended June 30, 2022, the Company entered into a derivative financial instrument arrangement to manage its interest rate risk related to its credit facilities, comprised of its Term Loan Facility and Secured Notes. The Company’s derivative instrument consists of interest rate swaps. The interest rate swaps mitigate the exposure to the variable-rate debt by effectively converting the floating-rate payments to fixed-rate payments. The interest rate swaps are measured at fair value and not designated as hedges for accounting purposes; as such, any fair value changes were recorded in “Other income, net” in the unaudited condensed consolidated statement of comprehensive loss.

As of June 30, 2022, the Company’s interest rate swap had a notional amount of $389,309 and fair value of $8,788 which was recorded as a “Derivative financial asset” in the unaudited condensed consolidated statements of financial position. The Company recognized a fair value gain (loss) for the three and six months ended June 30, 2022 of $8,788, in respect of its interest rate contracts. The interest rate swap matures on March 31, 2026.

During the three and six months ended June 30, 2021, the Company recognized a fair value gain of $1,925 and $9,005, respectively, in respect of interest rate contracts on its previous debt facilities. The interest rate contracts related to the previous debt facilities were cancelled as of December 31, 2021. For further information regarding the fair value of the derivative instruments see discussion in Note 13.